EQ ADVISORS TRUSTSM

EQ/Ivy Science and Technology Portfolio

Supplement Dated November 12, 2019, to the Summary Prospectus, Prospectus and

Statement of Additional Information dated May 1, 2019, as supplemented

Important Notice Regarding Changes to the Investment Policy and Principal Investment Strategy of

EQ/Ivy Science and Technology Portfolio

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2019, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference.

At a meeting held on November 6-7, 2019, the Trust’s Board of Trustees (“Board”) considered and approved the termination of Ivy Investment Management Company (“IICO”) as the sub-adviser to EQ/Ivy Science and Technology Portfolio (“Portfolio”) and the appointment of Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) as the sub-adviser to the Portfolio. Accordingly, AXA Equitable Funds Management Group LLC, the Portfolio’s Adviser, has entered into a sub-advisory agreement with MFS pursuant to which MFS will provide sub-advisory services to the Portfolio, effective on or about November 29, 2019. The Board also considered and approved (i) a change in the name of the Portfolio to “EQ/Science and Technology Portfolio” effective November 29, 2019; and (ii) the adoption of a new non-fundamental 80% policy that will replace the current 80% policy, related changes to the Portfolio’s principal investment strategy, and a related change in the Portfolio’s name to “EQ/MFS Technology II Portfolio” effective January 15, 2020.

Effective on or about November 29, 2019, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

All references to IICO as sub-adviser to the Portfolio are deleted.

All references to EQ/Ivy Science and Technology Portfolio are deleted and replaced with EQ/Science and Technology Portfolio.

In the section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy,” the first paragraph is revised by deleting the first sentence of the paragraph and replacing the sixth sentence with the following:

Companies in which the Portfolio may invest may include companies in the information technology sector, as well as companies in such fields as computer systems and software, networking and telecommunications, internet, business services and electronics.

The section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy” is further revised by deleting the second, third and fourth paragraphs in their entirety and replacing them with the following:

In selecting investments for the Portfolio, the Sub-Adviser is not constrained to any particular investment style. The Sub-Adviser may invest the Portfolio’s assets in the stocks of companies that the Sub-Adviser believes to have above average earnings growth potential compared to other companies (growth companies) or the stocks of companies it believes are undervalued compared to their perceived worth (value companies) or in a combination of growth and value companies. However, companies that benefit from technological advancements and improvements often are growth companies. The stocks of growth companies tend to have prices that are high relative to their earnings, dividends, book value, or other financial measures.

The Sub-Adviser uses an active bottom-up investment approach to buying and selling investments for the Portfolio. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.

While the Portfolio may use derivatives for any investment purpose, to the extent the Portfolio uses derivatives, it expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security. Derivatives include futures, forward contracts, options, and swaps. The Portfolio’s investments in derivatives transactions may be deemed to involve the use of leverage because the Portfolio is not required to invest the full market value of the contract upon entering into the contract but participates in gains and losses on the full contract price. The use of derivatives also may be deemed to involve the use of leverage because the heightened price sensitivity of some derivatives to market changes may magnify the Portfolio’s gain or loss. It is not expected, however, that the Portfolio will be leveraged by borrowing money for investment purposes. The Portfolio’s investments in derivatives may require it to maintain a percentage of its assets in cash and cash equivalent instruments to serve as margin or collateral for the Portfolio’s obligations under derivative transactions.

The section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Risks — Investment Style Risk” is deleted in its entirety and replaced with the following:

Investment Style Risk. The Portfolio may use a particular style or set of styles — in this case, both “growth” and “value” styles — to select investments. Those styles may be out of favor or may not produce the best result over short or longer time periods. Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated by the Portfolio, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market their prices may decrease more than value stocks in general. Growth stocks also may increase the volatility of the Portfolio’s share price. Value stocks are subject to the risks that, notwithstanding that a stock is selling at a discount to its perceived true worth, the stock’s intrinsic value may never be fully recognized or realized by the market, or its price may go down. In addition, there is the risk that a stock judged to be undervalued may actually have been appropriately priced at the time of investment.

The section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Risks” is amended by adding the following:

Derivatives Risk: The Portfolio’s investments in derivatives may rise and fall more rapidly than other investments. Changes in the value of a derivative may not correlate perfectly, or at all, with the underlying asset, reference rate or index, and the Portfolio could lose more than the principal amount invested. Some derivatives can have the potential for unlimited losses. In addition, it may be difficult or impossible for the Portfolio to purchase or sell certain derivatives in sufficient amounts to achieve the desired level of exposure, which may result in a loss or may be costly to the Portfolio. Derivatives also may be subject to certain other risks such as leveraging risk, liquidity risk, interest rate risk, market risk, credit risk, the risk that a counterparty may be unable or unwilling to honor its obligations, management risk and the risk of mispricing or improper valuation. Derivatives also may not behave as anticipated by the Portfolio, especially in abnormal market conditions. Changing regulation may make derivatives more costly, limit their availability, impact the Portfolio’s ability to maintain its investments in derivatives, disrupt markets, or otherwise adversely affect their value or performance.

Cash Management Risk: Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, the Portfolio may be required to post collateral for the contract, the amount of which may vary. In addition, the Portfolio may maintain cash and cash equivalent positions as part of the Portfolio’s strategy in order to take advantage of investment opportunities as they arise, to manage the Portfolio’s market exposure and for other portfolio management purposes. As such, the Portfolio may maintain cash balances, including foreign currency balances, which may be significant, with counterparties such as the Trust’s custodian or its affiliates. Maintaining larger cash and cash equivalent positions could negatively affect the Portfolio’s performance due to missed investment opportunities and may also subject the Portfolio to additional risks, such as increased credit risk with respect to the custodian bank holding the assets and the risk that a counterparty may be unable or unwilling to honor its obligations.

Leveraging Risk: When the Portfolio leverages its holdings, the value of an investment in the Portfolio will be more volatile and all other risks will tend to be compounded. For example, the Portfolio may take on leveraging risk when it engages in derivatives transactions (such as futures and options investments), invests collateral from securities loans or borrows money. The Portfolio may experience leveraging risk in connection with investments in derivatives because its investments in derivatives may be small relative to the investment exposure assumed, leaving more assets to be invested in other investments. Such investments may have the effect of leveraging the Portfolio because the Portfolio may experience gains or losses not only on its investments in derivatives, but also on the investments purchased with the remainder of the assets. If the value of the Portfolio’s investments in derivatives is increasing, this could be offset by declining values of the Portfolio’s other investments. Conversely, it is possible that a rise in the value of the Portfolio’s non-derivative investments could be offset by a decline in the value of the Portfolio’s investments in derivatives. In either scenario, the Portfolio may experience losses. In a market where the value of the Portfolio’s investments in derivatives is declining and the value of its other investments is declining, the Portfolio may experience substantial losses.

Under the heading “Who Manages the Portfolio” in the Summary Prospectus and Prospectus, the section entitled “Sub-Adviser: Ivy Investment Management Company” is deleted in its entirety and replaced with the following:

Sub-Adviser: Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Matthew Sabel	Investment Officer and Portfolio Manager of MFS	November 2019

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Ivy Investment Management Company” is deleted in its entirety.

In the section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Massachusetts Financial Services Company d/b/a MFS Investment Management,” the first paragraph is revised by deleting the first sentence in its entirety and replacing it with the following:

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”), 111 Huntington Avenue, Boston, MA 02199, serves as the Sub-Adviser to EQ/MFS International Growth Portfolio, EQ/MFS International Value Portfolio EQ/MFS Mid Cap Focused Growth Portfolio, EQ/MFS Technology Portfolio, EQ/MFS Utilities Series Portfolio, and EQ/Science and Technology Portfolio, and also as a Sub-Adviser to a portion of the Active Allocated Portion of EQ/International Core Managed Volatility Portfolio and EQ/Large Cap Value Managed Volatility Portfolio.

The section of the Prospectus entitled “Management of the Trust — The Sub-Advisers — Massachusetts Financial Services Company d/b/a MFS Investment Management” is revised to add the following information:

Matthew Sabel is primarily responsible for the investment decisions for the EQ/Science and Technology Portfolio. Mr. Sabel is an Investment Officer and Portfolio Manager of MFS and has been employed in the investment area of MFS since 2009.

The section of the SAI entitled “Investment Management and Other Services — The Sub-Advisers” is revised to include the following information:

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Science and Technology Portfolio	MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which, in turn, is an indirect majority-owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.

The section of the SAI entitled “Appendix B — EQ Advisors Trust — Portfolio Manager Information — Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or “Sub-Adviser”)” is amended to add the following information:

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS” or “Sub-Adviser”)

Portfolio Manager	Presented below for each portfolio manager is the number of other accounts managed by the portfolio manager and the total assets of the accounts managed within each category as of September 30, 2019						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)	Number of Accounts	Total Assets (Million)

EQ/Science and Technology Portfolio
Matthew Sabel	3	$1,475	0	0	1	$60	0	0	0	0	0	0

Ownership of Securities of the Portfolio as of September 30, 2019

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000

EQ/Science and Technology Portfolio
Matthew Sabel	X

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Effective January 15, 2020, the following changes are being made to the Summary Prospectus, Prospectus and SAI:

All references to EQ/Science and Technology Portfolio are deleted and replaced with EQ/MFS Technology II Portfolio.

The section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Investment Strategy” is revised by deleting the first paragraph in its entirety and replacing it with the following:

Principal Investment Strategy: Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus any borrowings for investment purposes, in securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements. The Sub-Adviser considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities. These issuers are in such fields as computer systems and software, networking and telecommunications, internet, business services, and electronics. The Portfolio may invest in securities of companies of any size and may invest in foreign securities, including emerging market securities. The Portfolio normally invests primarily in equity securities. Equity securities include common stocks and other securities that represent an ownership interest (or the right to acquire and ownership interest) in a company or other issuer, such as rights, warrants and depositary receipts. The Portfolio is non-diversified, which means that it may invest a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified portfolio.

The section of the Summary Prospectus and Prospectus entitled “Investments, Risks, and Performance — Principal Risks” is revised by deleting the sections entitled “Information Technology Sector Risk” and “Science and Technology Industry Risk” in their entirety and adding the following:

Technology Sector Risk: The value of the shares of a Portfolio that invests primarily in technology companies is particularly vulnerable to factors affecting the technology sector, such as dependency on consumer and business acceptance as new technology evolves, large and rapid price movements resulting from competition, rapid obsolescence of products and services and short product cycles. Many technology companies are small and at an earlier stage of development and, therefore, may be subject to risks such as those arising out of limited product lines, markets and financial and managerial resources. Any of these factors could result in a material adverse impact on the Portfolio’s securities and the performance of the Portfolio.